      Travelers Corporate Loan Fund Inc.

      Semi-Annual Report March 31, 2001                      Ticker Symbol: TLI


                                   [GRAPHIC]

[PHOTO]
Heath B. McLendon

Chairman

[PHOTO]
Glenn N. Marchak


Vice President and Investment Officer

Travelers
Corporate
Loan Fund Inc.

Dear Shareholder:
We are pleased to provide you with the semi-annual report for the period ended March 31, 2001 for the Travelers Corporate Loan Fund Inc. ("Fund"). We hope you find this report useful and informative. During the reporting period, the Fund distributed income dividends totaling $0.71 per share.

The table below shows the annualized distribution rate and six-month total return based on the Fund's net asset value per share ("NAV") at March 31, 2001 and the New York Stock Exchange ("NYSE") closing price at March 31, 2001./1/

     Price              Annualized         Six-Month
   Per Share        Distribution Rate/2/ Total Return/2/
     ---------      -------------------- ---------------
   $14.52 (NAV)            8.55%             1.00%
   $14.10 (NYSE)           8.81%             1.10%

The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve this objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate collateralized senior loans.
---------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand of the Fund's shares.
2 Total returns are based on changes in NAV and the market value, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.1035 for 12 months. This rate is as of April 30, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

We are pleased to report that, based on data provided by Lipper Inc. ("Lipper")/3/, the Fund had the highest cumulative total return for the quarter ended March 31, 2001, when compared to all of the other funds in the "Loan Participation" category. Cumulative total return is based on distributed earnings plus any change in NAV.

On April 12, 2001, the Fund declared a regular monthly dividend for April of $0.1035 per share. The April 2001 monthly dividend payout was reduced by one-half cent per share from the rate paid in March 2001 and is the fourth in a series of dividend reductions beginning in January 2001. The dividend reductions were largely in response to the series of five 50-basis-point easings of short-term interest rates by the Federal Reserve Board ("Fed") that began on January 3, 2001. The Fed has reduced short-term interest rates from 6.5% to 4.0% since January 2001.

Unlike fixed-rate investments, interest rates of collateralized loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments provide investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates. Our dividend strategy during this period is to adjust the dividend to match as closely as possible, the decline in interest earned on the investments in the Fund's portfolio resulting from the reduction in short-term interest rates.

Portfolio Review
Consistent with our original investment mandate, the Fund's portfolio is made up entirely of floating or variable rate collateralized senior loans. As of March 31, 2001, the Fund had total investments of approximately $208 million and was invested in 28 industry sectors, with the largest industry concentration of 12.4% in the telecommunications industry. The Fund had interests in loans made to 75 issuers.

During the quarter, the Fund's NAV declined approximately $0.19, or 1.3% to $14.52 primarily as a result a continuing general softness of prices in the corporate loan market. Since the end of the quarter, the Fund's NAV has remained relatively stable. One key aspect of the Fund's management policy is that its NAV is calculated to date on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third party pricing service.

---------
3 Lipper is an independent mutual fund-tracking organization.


--------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders
2

For the first time since the inception of the Fund, we are in a period of declining short-term interest rates. From June 1999 to May 2000, the Fed increased short-term interest rates six times by an aggregate 175 basis points from 4.75% to 6.50% and then held rates steady at 6.50% through December 2000. In a surprise move on January 3, 2001, the Fed reduced short-term interest rates by 50 basis points. On January 31/st/ and March 20/th/, the Fed moved again at its regularly scheduled Federal Open Market Committee ("FOMC") meetings, lowering rates by an additional 50 basis points at each meeting. In another surprise move on April 18, 2001, the Fed moved between FOMC meetings lowering the federal funds rate ("fed funds rate")/4/ by a further 50 basis points to 4.50%. On May 15, 2001 at the scheduled FOMC meeting, the Fed lowered interest rates again by an additional 50 basis points bringing interest rates to 4.00%. As interest payable on the loans in the portfolio are based on the London Inter Bank Offered Rate ("LIBOR"),/5/ a short-term interest benchmark, changes in the Fed's rate policy have had a direct effect on the return the Fund's portfolio generates, all things being equal.

As previously noted, the regular monthly dividend was decreased by one-half cent to $0.1035 on April 12, 2001 and this reduction followed three earlier decreases during the first quarter of 2001. We continue to believe that the odds are in favor of further rate reductions by the Fed and should that occur, we anticipate that our dividend would be directly affected, all things being equal. While the nominal rate of our dividends has decreased as the Fed reduced short-term interest rates, the real rate of return on our portfolio should remain strong as the expected rate of inflation subsides.

Since the end of 2000, the Fund's share price has recovered from a drop-off that began in November 2000 and is currently trading at over $14.00 per share. The market price of the Fund's shares at the time of our last report was generally trading around $14.25 per share and trending downward. Since that time, the shares have generally traded in a range of $14.00 to $14.20 with the exception of a period beginning in mid April when the shares traded below that level, possibly as a result of tax selling. The Fund's shares continue to trade at a discount to their NAV, however this discount has been narrower than historical levels. (Of course, past performance is not indicative of future results.)

---------
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 LIBOR is the rate that most creditworthy international banks dealing in euro charge each other for large loans.


--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

Corporate Loan Market Outlook
Little has changed in the quarter since our last report. There continues to be a shortage of new issue supply, a high level of distressed and defaulted credits and the secondary market remains tight. On the positive side, credit structures remain strong and pricing on new transactions continues to be generous by historical standards.

The economy has continued to be weak and the capital markets, in general, have not provided easy access to credit while the cost of the credit that is available remains high. While we have seen periods of improvement, the general trend remains leaning toward weakness. These conditions coupled with difficulties in certain industry sectors have led to an increasing level of distressed and defaulted credits over the last several quarters. We expect that the level of distressed and defaulted credits will remain high in the near future. These same conditions have led to the continuation of a low level of merger and acquisition and leveraged buyout activity. As a result, the supply of new loans available in the market to invest in has been low and competition for well-structured and priced loans remains high. The shortage of new loans available has led to a tight secondary market where the availability of desirable loans continues to be low.

In spite of the difficult market conditions, we think the long-term investment horizon is attractive. The difficult conditions that have existed for the past several quarters have resulted in better discipline in the market that should drive stronger market dynamics as the economy recovers. Credit structures have remained strong and pricing has continued to be high by historical norms as a result of the stricter credit and pricing standards imposed by investors. We expect that we will see favorable structuring and pricing trends for the foreseeable future.

Investment Strategy
As noted earlier, this continues to be a challenging period in the corporate loan market. Our strategies for managing the portfolio during this period remain the same as those outlined in our earlier reports to you: maintain high credit standards when selecting loans to add to the portfolio (at the time of investment); seek out loans that are priced appropriately for the credit risk of the loan; continue to improve the Fund's diversification at the margin; attempt to identify negative industry trends in advance of credit problems, and; monitor all loans to spot weakness and plan appropriate courses of action.

Additionally, we seek to identify changing economic and financial market factors that could result in an unacceptably high level of vulnerability for any of the corporate loans held in the portfolio. While the majority of the portfolio

--------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders
4
continues to perform well, there is a higher level of risk in the portfolio than we had experienced prior to the downturn in the economy. We monitor the portfolio carefully and seek to be vigilant in staying with the credit discipline that we have followed in the past.

Loan runoff from early repayments has been relatively low during the last quarter. As a result, we have been able to maintain satisfactory asset levels in the face of a market that is experiencing a shortage of new loan investment opportunities. We believe that loan runoff will remain manageable for the foreseeable future and, correspondingly, asset levels should remain at acceptable levels, all things being equal.

While we have continued to be decidedly conservative in investing in the telecommunications industry, it remains our largest industry concentration. Since the beginning of 2001, we have added one small position in the industry. We have not sold any of our existing positions. However, on a net basis, our dollar exposure to and concentration in the telecommunications industry has been reduced as a result of loan repayments.

We continue to be comfortable with the investments we have made in this industry. We have steered away from early or developmental stage telecommunications companies in the "build out" mode that are not producing positive cash flow and are potentially dependent on the capital markets to fund significant future capital expenditure needs. Rather, we have invested in more established companies with less aggressive growth projections that have more normalized capital expenditure needs and are producing positive cash flow results sufficient to satisfy their operating cash flow needs.

Our goal in the Fund remains constant: work hard to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. And while no guarantees can be given, we seek to bring our shareholders the best combination of quality and price in the assets we purchase to achieve the best risk-adjusted returns available in the corporate loan assets class.

Economic Outlook
The U.S. economy has continued to show weakness since the beginning of 2001. Although there have been some signs of a stronger economic activity in the last several weeks -- (2% Gross Domestic Product ("GDP")/6/ growth in the

---------
6 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

first quarter, stronger than expected consumer spending evidenced by strength in the housing and auto sectors, a significant drop in inventories and a stronger stock market) -- there remains a considerable list of negatives including:

    .  slowing employment;
    .  declining consumer and business confidence;
    .  high consumer debt levels and negative savings rate;
    . continuing weakness in capital spending and low capacity utilization rates;
    .  declining corporate earnings;
    .  the technology sector is in meltdown mode;
    .  expectations for increasing energy costs;
    . significant downside risks to California's economy; and . slowing foreign economies in Europe, Japan, Pacific Rim, Latin America and North America indicating a global slowdown and the strength of the U.S. dollar is a drag on both US exports and earnings.

While stronger than expected GDP growth and recent strength in some areas has generated a more positive tone in the financial markets and may suggest a lower probability of recession, we remain cautious about the second half of 2001 and believe the markets may be overestimating the extent and probability of a rebound. If unemployment moves over 5%, we expect slower growth due to the effect on consumer spending.

Revised fourth quarter 2000 GDP growth at 1.0% was less than initially estimated. While first quarter GDP growth was better than expected at 2%, the U.S. economy continued to be weak through the first quarter of 2001. First quarter U.S. corporate profits had their largest quarterly decline in a decade as businesses cut spending. After several years of heavy capital spending, businesses slowed spending on capital equipment significantly as a result of low capacity utilization, high inventory levels and an increasingly pessimistic outlook in the business community. Indeed, business confidence is at a 20-year low. In February and March, retail sales declined by 0.2%. In March, the US unemployment rate rose to 4.3%, its highest level in two years and non-farm payrolls fell by 86,000, the biggest one-month loss since November 1991. Unemployment claims are at their highest levels since the last recession in the early 1990s.

--------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders
6

Given the economic slowdown and heightened risks of recession, the Fed has aggressively lowered short-term interest rates since the beginning of 2001. We think the combination of Fed short-term interest rate reductions, increases in the money supply, proposed tax reductions and proposed increases in government spending should provide the needed stimulus to pull the economy out of its downturn. However, the combined benefits of these monetary and fiscal measures will take time to become fully evident in the economy. Therefore, we believe a higher probability lies in continued weakness in 2001 driven by continuing softness in employment, higher energy costs, weak corporate earnings, continued slowing of global economies and lingering weakness in business and consumer confidence. Correspondingly, we believe the Fed may continue to lower the fed funds rate.

In the event that the economy has bottomed as could be suggested by certain more recent developments including the surprising 2% GDP growth in the first quarter, we believe it will be some time before we see signs of a resumption of sustained expansion as the fiscal and monetary actions taken and those proposed will take time to have a meaningful affect on growth.

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital. Moreover, we promise to seek the best risk-adjusted returns available from corporate loans and to work hard to provide you with a stable, long-term investment with competitive rates of return.

Sincerely,

                  /s/ Heath B. McLendon  /s/ Glenn N. Marchak
                  Heath B. McLendon      Glenn N. Marchak
                  Chairman               Vice President and
                                         Investment Officer
                  May 17, 2001

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

  Take Advantage of the Fund's Dividend Reinvestment Plan!

  Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

  As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

  Plan Summary
  If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

  The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or
  (b) 95% of the market price per share on the valuation date.

  If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

  A more complete description of the current Plan appears in the section of this report beginning on page 21. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------
--------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders
8

 Schedule of Investments (unaudited)                             March 31, 2001


   FACE                                           LOAN        STATED
  AMOUNT                  SECURITY                TYPE       MATURITY   VALUE*

---------------------------------------------------------------------------------
SENIOR COLLATERALIZED LOANS -- 98.6%
Aerospace/Defense -- 3.7%
$5,325,269 Decrane Aircraft Holdings, Inc.        Term B      9/30/05 $ 5,298,643
 2,468,827 Decrane Aircraft Holdings, Inc.        Term D     12/24/06   2,444,139

---------------------------------------------------------------------------------
                                                                        7,742,782

---------------------------------------------------------------------------------
Automotive -- 5.7%
 3,712,500 Dura Automotive Systems, Inc.          Term B      3/31/06   3,526,875
 1,952,909 J.L. French Automotive Casting, Inc.   Term B     10/21/06   1,669,737
 2,000,000 Metaldyne Corp.                        Term B     11/28/08   1,997,600
 4,797,414 Stoneridge, Inc.                       Term B     12/31/05   4,617,511

---------------------------------------------------------------------------------
                                                                       11,811,723

---------------------------------------------------------------------------------
Building Materials -- 4.1%
 2,000,000 Hanley-Wood, Inc.                      Term B      9/21/07   1,998,800
 1,320,213 Onex ABCO LP (Magnatrax)               Term B     11/15/05   1,188,192
 2,918,611 Panolam Industries International, Inc. Term B      1/31/07   2,915,109
 2,671,415 Trussway Holdings Inc.                 Term B     12/31/06   2,511,127

---------------------------------------------------------------------------------
                                                                        8,613,228

---------------------------------------------------------------------------------
Chemicals -- 7.2%
 2,962,500 Georgia Gulf Corp.                     Term B     11/10/06   2,984,719
 1,470,000 Huntsman ICI Chemical LLC              Term B      6/30/07   1,479,261
 1,470,000 Huntsman ICI Chemical LLC              Term C      6/30/08   1,479,261
   864,947 Lyondell Petrochemical Co.             Term B      6/30/05     871,434
 7,877,016 Lyondell Petrochemical Co.             Term E      5/17/06   8,172,404

---------------------------------------------------------------------------------
                                                                       14,987,079

---------------------------------------------------------------------------------
Conglomerates -- 0.7%
 1,492,500 Gentek, Inc.                           Term C     10/31/07   1,499,963

---------------------------------------------------------------------------------
Construction Machinery -- 1.4%
 2,985,000 United Rentals, Inc.                   Term C      6/30/06   2,880,525

---------------------------------------------------------------------------------
Consumer Products -- 1.8%
   938,125 American Safety Razor Co.              Term B      4/30/07     931,089
 1,965,000 Holmes Products Corp.                  Term B       2/5/07   1,729,200
 1,000,000 Shop Vac Corp.                         Multi-Draw   7/7/07     997,500

---------------------------------------------------------------------------------
                                                                        3,657,789

---------------------------------------------------------------------------------
Electric -- 1.9%
 3,980,000 Western Resources, Inc.                Term        3/17/03   3,999,900

---------------------------------------------------------------------------------
Entertainment -- 5.4%
 2,970,000 Corus Entertainment Inc.               Term B      9/30/07   2,964,357
 1,250,000 Entravision Communications             Term B     12/31/08   1,264,125
 1,700,000 Hoops, L.P.                            Term A      9/30/05   1,695,750
 3,500,000 Six Flags Theme Parks Inc.             Term B      11/5/05   3,537,100

                      See Notes to Financial Statements.

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

 Schedule of Investments (unaudited) (continued)                 March 31, 2001

      FACE                                     LOAN      STATED
     AMOUNT               SECURITY             TYPE     MATURITY   VALUE*

   -------------------------------------------------------------------------
   Entertainment -- 5.4% (continued)
   $   80,000 Washington Football Group, Inc.  Term A   10/29/04 $    80,048
    1,720,000 Washington Football Group, Inc.  Term C   10/29/04   1,730,836

   -------------------------------------------------------------------------
                                                                  11,272,216

   -------------------------------------------------------------------------
   Environmental -- 3.3%
    1,969,954 Allied Waste North America, Inc. Term B    7/30/06   1,952,815
    2,363,945 Allied Waste North America, Inc. Term C    7/30/07   2,343,378
    2,750,000 Casella Waste System, Inc.       Term B   12/14/06   2,598,750

   -------------------------------------------------------------------------
                                                                   6,894,943

   -------------------------------------------------------------------------
   Food -- 1.6%
      996,667 Buffets, Inc.                    Term B     3/5/06   1,005,437
    1,907,080 NSC Operating Co. (Nutrasweet)   Term B    5/27/07   1,916,616
      500,000 NSC Operating Co. (Nutrasweet)   2nd Lien  5/25/09     498,750

   -------------------------------------------------------------------------
                                                                   3,420,803

   -------------------------------------------------------------------------
   Gaming -- 3.1%
      908,965 Ameristar Casinos, Inc.          Term B   12/26/06     913,509
      779,112 Ameristar Casinos, Inc.          Term C   12/26/07     783,008
    2,487,500 Autotote Corp.                   Term B    9/30/07   2,363,125
    1,323,333 Isle of Capri Casinos, Inc.      Term B     3/2/06   1,316,717
    1,157,917 Isle of Capri Casinos, Inc.      Term C     3/2/07   1,152,127

   -------------------------------------------------------------------------
                                                                   6,528,486

   -------------------------------------------------------------------------
   Healthcare -- 4.0%
    1,250,000 Caremark Rx Inc.                 Term B    3/15/06   1,256,250
      900,000 Stericycle, Inc.                 Term B   11/10/06     904,500
    6,067,940 Stryker Corp.                    Term B    12/4/05   6,098,280

   -------------------------------------------------------------------------
                                                                   8,259,030

   -------------------------------------------------------------------------
   Home Construction -- 1.0%
    1,990,000 Lennar Corp.                     Term B     5/2/07   2,004,925

   -------------------------------------------------------------------------
   Independent Energy -- 1.6%
    3,372,505 Heating Oil Partners LP          Term      9/30/03   3,364,074

   -------------------------------------------------------------------------
   Industrial - Other -- 9.3%
    2,441,860 Flowserve Corp.                  Term B    6/30/08   2,429,651
    2,079,072 General Cable Corp.              Term B    5/27/07   2,019,402
    2,000,000 Hines Nurseries, Inc.            Term B    3/28/05   1,900,000
      997,500 Iron Mountain, Inc.              Term B    2/28/06   1,006,278
    2,250,000 Mark IV Industries, Inc.         Term B    9/11/08   2,126,250
    1,477,500 Mueller Group, Inc.              Term B    8/16/06   1,484,888
    1,477,500 Mueller Group, Inc.              Term C    8/16/07   1,484,888
      992,500 Mueller Group, Inc.              Term D    8/16/07     997,463
    3,960,000 SPX Corp.                        Term B   12/31/06   3,975,048
    2,352,657 Western Industries Ltd.          Term B    6/23/06   1,976,232

   -------------------------------------------------------------------------
                                                                  19,400,100

   -------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------
--------------------------------------------------------
--------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders
10

 Schedule of Investments (unaudited) (continued)                 March 31, 2001


   FACE                                              LOAN        STATED
  AMOUNT                   SECURITY                  TYPE       MATURITY   VALUE*

------------------------------------------------------------------------------------
Insurance -- 0.7%
$1,453,125 Oxford Health Plans, Inc.                 Term B     12/27/06 $ 1,453,125

------------------------------------------------------------------------------------
Lodging -- 1.5%
 3,000,000 Starwood Hotels & Resorts Worldwide, Inc. IRN         2/23/03   3,011,400

------------------------------------------------------------------------------------
Media/Cable -- 7.6%
 2,500,000 Century Cable Holdings (Adelphia)         Term B      9/28/09   2,487,500
 9,000,000 Charter Communications Operating LLC      Term B      3/18/08   8,932,500
 1,736,842 Classic Cable, Inc.                       Term B      1/31/08   1,641,316
   868,421 Classic Cable, Inc.                       Term C      1/31/08     820,658
 2,000,000 Insight Midwest LLC                       Term B     12/31/09   2,005,000

------------------------------------------------------------------------------------
                                                                          15,886,974

------------------------------------------------------------------------------------
Media/Non-Cable -- 11.4%
 4,801,010 21st Century Newspapers                   Term B      9/15/05   4,765,003
 1,782,857 Advanstar Communications Inc.             Term B     10/12/08   1,769,486
 4,500,000 American Media Operation Inc.             Term B       4/1/07   4,536,450
 1,846,435 Canwest Media Inc.                        Term B      5/15/08   1,848,835
 1,153,565 Canwest Media Inc.                        Term C      5/15/09   1,155,065
 1,000,000 Emmis Communications Corp.                Term B      2/28/07     999,400
 4,000,000 Susquehanna Media Co.                     Term B      6/30/08   4,000,000
 1,792,112 Trader.com N.V.                           Term B      12/6/06   1,774,191
 1,207,888 Trader.com N.V.                           Term C      12/6/07   1,195,809
 1,733,023 Young Broadcasting, Inc.                  Term B     12/31/06   1,743,941

------------------------------------------------------------------------------------
                                                                          23,788,180

------------------------------------------------------------------------------------
Metals -- 0.8%
 1,678,750 Ucar International Inc.                   Term B     12/31/07   1,578,025

------------------------------------------------------------------------------------
Other - Energy -- 0.7%
 1,398,282 TransMontaigne Inc.                       Term B       7/1/06   1,377,307

------------------------------------------------------------------------------------
Other - Financial Institutions -- 1.8%
 1,477,068 Bridge Information Systems, Inc.          Multi-Draw  5/29/03     324,955
 2,739,352 Bridge Information Systems, Inc.          Term B      5/29/05     602,658
 2,962,500 Outsourcing Solutions Inc.                Term B      6/10/06   2,784,750

------------------------------------------------------------------------------------
                                                                           3,712,363

------------------------------------------------------------------------------------
Packaging -- 0 .5%
 1,000,000 Greif Brothers Corp.                      Term B      2/28/08   1,007,500

------------------------------------------------------------------------------------
Railroads -- 1.4%
 1,995,000 Kansas City Southern Railway Co.          Term B     12/29/06   2,007,569
   926,499 RailAmerica, Inc.                         Term B     12/31/06     931,131

------------------------------------------------------------------------------------
                                                                           2,938,700

------------------------------------------------------------------------------------
Technology -- 2.3%
 2,487,500 Suez Acquisition Co.                      Term B     11/22/06   2,478,296
 2,277,019 Trend Technologies, Inc.                  Term B       3/9/07   2,254,249

------------------------------------------------------------------------------------
                                                                           4,732,545

------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

 Schedule of Investments (unaudited) (continued)                 March 31, 2001

    FACE                                            LOAN   STATED
   AMOUNT                  SECURITY                 TYPE  MATURITY    VALUE*

 ------------------------------------------------------------------------------
 Telecommunications -- 12.4%
 $1,247,126 American Cellular Corp.                Term B  3/31/08 $  1,247,126
  1,425,287 American Cellular Corp.                Term C  3/31/09    1,425,287
  2,892,776 Centennial Cellular Operating Co.      Term B   5/1/07    2,900,008
  2,892,602 Centennial Cellular Operating Co.      Term C 11/30/07    2,899,834
  1,000,000 Crown Castle Operating Co.             Term B  3/31/08    1,005,000
  1,980,000 Dobson Operating Co.                   Term B   1/7/08    1,983,762
  3,750,000 Nextel Finance Co.                     Term B  6/30/08    3,703,125
  3,750,000 Nextel Finance Co.                     Term C 12/31/08    3,703,125
  2,500,000 Rural Cellular Corp.                   Term B  10/3/08    2,487,500
  2,500,000 Rural Cellular Corp.                   Term C   4/3/09    2,487,500
  2,000,000 Western Wireless Corp.                 Term B  9/30/08    2,005,000

 ------------------------------------------------------------------------------
                                                                     25,847,267

 ------------------------------------------------------------------------------
 Transportation Services -- 1.7%
  1,079,441 Evergreen International Aviation, Inc. Term D  4/28/04    1,078,145
  2,500,000 TravelCenters of America, Inc.         Term B 11/14/08    2,506,250

 ------------------------------------------------------------------------------
                                                                      3,584,395

 ------------------------------------------------------------------------------
            TOTAL SENIOR COLLATERALIZED LOANS
            (Cost -- $210,234,347)                                  205,255,347

 ------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS -- 1.4%
 Commercial Paper -- 1.4%
  2,800,000 Household Financial Corp., 5.400% due 4/2/01
            (Cost -- $2,798,740)                                      2,799,160

 ------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $213,033,087**)                               $208,054,507

 ------------------------------------------------------------------------------

* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
** Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
------------------------------------
2nd Lien   -- Subordinate Loan to 1st Lien
IRN        -- Increasing Rate Note
Multi Draw -- Multi Draw Term Loan
Term       -- Term Loan
Term A     -- Term Loan A
Term B     -- Term Loan B
Term C     -- Term Loan C
Term D     -- Term Loan D
Term E     -- Term Loan E


                      See Notes to Financial Statements.

--------------------------------------------------------
--------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders
12

 Statement of Assets and Liabilities (unaudited)                 March 31, 2001


ASSETS:
  Investments, at value (Cost -- $213,033,087)              $208,054,507
  Cash                                                           145,570
  Dividends and interest receivable                            1,644,630

-------------------------------------------------------------------------
  Total Assets                                               209,844,707

-------------------------------------------------------------------------
LIABILITIES:
  Notes payable                                               67,200,000
  Dividends payable                                              341,700
  Management fee payable                                         157,616
  Interest payable                                                59,021
  Accrued expenses                                                72,747

-------------------------------------------------------------------------
  Total Liabilities                                           67,831,084

-------------------------------------------------------------------------
Total Net Assets                                            $142,013,623

-------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                               $      9,782
  Capital paid in excess of par value                        146,269,339
  Undistributed net investment income                            898,736
  Accumulated net realized loss from security transactions      (185,654)
  Net unrealized depreciation of investments                  (4,978,580)

-------------------------------------------------------------------------
Total Net Assets                                            $142,013,623

-------------------------------------------------------------------------
Shares Outstanding                                             9,781,667

-------------------------------------------------------------------------
Net Asset Value                                                   $14.52

-------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

 Statement of Operations (unaudited)

For the Six Months Ended March 31, 2001

INVESTMENT INCOME:
  Interest                                                                     $10,448,327
  Less: Interest expense                                                        (2,380,883)

-------------------------------------------------------------------------------------------
  Total Investment Income                                                        8,067,444

-------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                                        1,118,248
  Audit and legal                                                                   41,020
  Shareholder communications                                                        37,192
  Shareholder and system servicing fees                                             34,290
  Directors' fees                                                                   18,844
  Registration fees                                                                  8,679
  Custody                                                                            3,472
  Other                                                                             19,836

-------------------------------------------------------------------------------------------
  Total Expenses                                                                 1,281,581

-------------------------------------------------------------------------------------------
Net Investment Income                                                            6,785,863

-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          29,597,928
   Cost of securities sold                                                      29,782,091

-------------------------------------------------------------------------------------------
  Net Realized Loss                                                               (184,163)

-------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of period                                                             570,147
   End of period                                                                (4,978,580)

-------------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                                       (5,548,727)

-------------------------------------------------------------------------------------------
Net Loss on Investments                                                         (5,732,890)

-------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $ 1,052,973

-------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------
--------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders
14

 Statements of Changes in Net Assets


For the Six Months Ended March 31, 2001 (unaudited) and the Year Ended September 30, 2000

                                                                 2001          2000

----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                      $  6,785,863  $ 13,656,396
  Net realized gain (loss)                                       (184,163)      260,605
  (Increase) decrease in net unrealized depreciation           (5,548,727)        4,590

----------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                        1,052,973    13,921,591

----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                        (6,954,765)  (14,070,928)
  Net realized gains                                             (220,088)     (263,127)

----------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders    (7,174,853)  (14,334,055)

----------------------------------------------------------------------------------------
Decrease in Net Assets                                         (6,121,880)     (412,464)
NET ASSETS:
  Beginning of period                                         148,135,503   148,547,967

----------------------------------------------------------------------------------------
  End of period*                                             $142,013,623  $148,135,503

----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:               $898,736    $1,067,638

----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

 Statement of Cash Flows (unaudited)

For the Six Months Ended March 31, 2001

CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
  Interest and dividends received                                $ 10,419,047
  Operating expenses paid                                          (1,331,791)
  Interest paid on bank loans                                      (2,404,193)
  Net short-term purchases                                           (689,943)
  Purchases of portfolio securities                               (29,369,904)
  Proceeds from disposition of long-term securities                29,597,928

------------------------------------------------------------------------------
  Net Cash Flows Provided By Operating and Investing Activities     6,221,144

------------------------------------------------------------------------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
  Net borrowings under line-of-credit agreement                     1,000,000
  Cash dividends paid on common stock                              (7,213,309)

------------------------------------------------------------------------------
  Net Cash Flows Used By Financing Activities                      (6,213,309)

------------------------------------------------------------------------------
NET INCREASE IN CASH                                                    7,835
Cash, Beginning of period                                             137,735

------------------------------------------------------------------------------
Cash, End of period                                              $    145,570

------------------------------------------------------------------------------

RECONCILIATION OF INCREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH FLOWS PROVIDED BY
OPERATING AND INVESTING ACTIVITIES:
  Increase in Net Assets From Operations                         $  1,052,973

------------------------------------------------------------------------------
  Amortization of discount on securities                               68,333
  Decrease in investments, at value                                 5,202,640
  Decrease in interest payable for money borrowed                     (23,310)
  Increase in dividends and interest receivable                       (29,281)
  Decrease in accrued expenses                                        (50,211)

------------------------------------------------------------------------------
  Total Adjustments                                                 5,168,171

------------------------------------------------------------------------------
Net Cash Flows Provided By Operating and Investing Activities    $  6,221,144

------------------------------------------------------------------------------


                      See Notes to Financial Statements.

--------------------------------------------------------
--------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders
16

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment loss amounting to $27,900 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, the Fund's investment advisor, with the assistance of the Travelers Asset Management International Company LLC ("TAMIC"), the sub-advisor, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan;
(3) recent market prices for similar loans, if any; and

--------------------------------------------------------
--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

(4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions; SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SBFM will not rely solely on such prices or quotations.

Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2. Management Agreement and Transactions with Affiliated Persons

SBFM, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup") acts as investment advisor for the Fund. The Fund pays SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average weekly assets. This fee is calculated weekly and paid monthly.

SBFM has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SBFM pays TAMIC a fee of 0.50% of the value of the Fund's average weekly assets for the services TAMIC provides as sub-advisor. This fee is calculated weekly and paid monthly.

All officers and one Director of the Fund are employees of either Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup or its affiliates.

3. Investments

During the six months ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


---------------------
Purchases $29,392,138

---------------------
Sales      29,597,928

---------------------

--------------------------------------------------------
--------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders
18

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


----------------------------------------------------
Gross unrealized appreciation           $ 1,275,998
Gross unrealized depreciation            (6,254,578)
----------------------------------------------------
Net unrealized depreciation             $(4,978,580)
----------------------------------------------------

4. Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement was renewed on January 30, 2001. The 364 day revolving credit agreement matures on January 29, 2002 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The amount of aggregate borrowings outstanding at March 31, 2001 was $67.2 million at a weighted average interest rate of 6.48%, which represented 32.12% of net assets plus borrowings. Average aggregate borrowings for the six months ended March 31, 2001, were $68,934,301 and the average annualized interest rate was 6.53%.

5. Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SBFM. The balance of $225,000 was paid by the Fund.

6. Capital Shares

At March 31, 2001, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

--------------------------------------------------------
--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

 Financial Highlights


For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                             2001/(1)/      2000   1999/(2)/

----------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $15.14    $15.19      $15.00

----------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.69      1.40        0.97
  Net realized and unrealized gain (loss)       (0.58)     0.02        0.09

----------------------------------------------------------------------------
Total Income From Operations                     0.11      1.42        1.06

----------------------------------------------------------------------------
Offering Costs on Issuance of Common Stock         --        --       (0.02)

----------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.71)    (1.44)      (0.85)
  Net realized gains                            (0.02)    (0.03)         --

----------------------------------------------------------------------------
Total Distributions                             (0.73)    (1.47)      (0.85)

----------------------------------------------------------------------------
Net Asset Value, End of Period                 $14.52    $15.14      $15.19

----------------------------------------------------------------------------
Total Return, Based on Market Value            1.10%++    13.35%     1.68%++

----------------------------------------------------------------------------
Total Return, Based on Net Asset Value         1.00%++    10.55%     7.45%++

----------------------------------------------------------------------------
Net Assets, End of Period (000s)             $142,014  $148,136    $148,548

----------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                         9.45%+     9.20%      7.48%+
  Interest expense                              3.31+      3.04       1.68+
  Organization expense                             --        --       0.24+
  Other expenses                                1.78+      1.70       1.63+

----------------------------------------------------------------------------
Portfolio Turnover Rate                            14%       59%         53%

----------------------------------------------------------------------------
Market Value, End of Period                  $14.1000  $14.6875     $14.375

----------------------------------------------------------------------------

(1) For the six months ended March 31, 2001 (unaudited).
(2) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

--------------------------------------------------------
--------------------------------------------------------
--------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders
20

 Dividend Reinvestment Plan (unaudited)


Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the

--------------------------------------------------------
--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

--------------------------------------------------------
--------------------------------------------------------
--------------------------------------------------------
                                         2001 Semi-Annual Report to Shareholders
22

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.


--------------------------------------------------------
--------------------------------------------------------
Travelers Corporate Loan Fund Inc.

                     (This page intentionally left blank.)

Directors
Allan J. Bloostein
Martin Brody
Dwight Crane
Robert Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

[LOGO] NYSE Logo

Investment Advisor
Smith Barney Fund Management LLC

Sub-Investment Advisor
Travelers Asset Management
International Company LLC

Custodian
PFPC Trust Company

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Travelers Corporate
Loan Fund Inc.
7 World Trade Center
New York, New York 10048

FD01642 5/01